                       BONUS REPLACEMENT RETIREMENT PLAN
                      OF ARMSTRONG WORLD INDUSTRIES, INC.

                             As Initially Adopted
                           Effective January 1, 1998












                         THIS WORKING COPY OF THE PLAN
                      INCORPORATES ALL AMENDMENTS ADOPTED
                           THROUGH FEBRUARY 28, 1999

                       BONUS REPLACEMENT RETIREMENT PLAN
                      OF ARMSTRONG WORLD INDUSTRIES, INC.

                                   Foreword

         Effective January 1, 1998, Armstrong World Industries, Inc. has adopted the Bonus Replacement Retirement Plan of Armstrong World Industries, Inc. (the "Plan") for the benefit of certain of its employees.

         The Plan hereinafter set forth has been approved by the Board of Directors of Armstrong World Industries, Inc. and is intended to conform to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and to qualify as a profit sharing plan under Section 401(a) of the Internal Revenue Code of 1986, as amended, or any other applicable sections thereof.

         The rights to benefits of any eligible employee whose employment terminates prior to any amendment to the Plan shall be determined solely by the provisions of the Plan under which such eligible employee is covered, if any, as in effect at the time of such termination of employment, unless otherwise specifically provided herein.

                       BONUS REPLACEMENT RETIREMENT PLAN
                      OF ARMSTRONG WORLD INDUSTRIES, INC.


                               Table of Contents

                                                                                                                    Page No.
                                                                                                                    --------
ARTICLE I - Definitions...........................................................................................      1

   1.1     Account................................................................................................      1
   1.2     Affiliated Company.....................................................................................      1
   1.3     Beneficiary............................................................................................      1
   1.4     Board of Directors.....................................................................................      1
   1.5     Code...................................................................................................      1
   1.6     Committee..............................................................................................      1
   1.7     Company................................................................................................      1
   1.8     Company Contributions..................................................................................      1
   1.9     Continuous Employment..................................................................................      1
   1.10    Effective Date.........................................................................................      2
   1.11    Employee...............................................................................................      2
   1.12    ERISA..................................................................................................      2
   1.13    Fund...................................................................................................      2
   1.14    Hours of Service.......................................................................................      2
   1.15    Insurance Company......................................................................................      5
   1.16    Insurance Contract.....................................................................................      5
   1.17    Investing Institution..................................................................................      5
   1.18    Member.................................................................................................      5
   1.19    Named Fiduciary........................................................................................      5
   1.20    Participating Company..................................................................................      5
   1.21    Plan...................................................................................................      5
   1.22    Plan Year..............................................................................................      5
   1.23    Trust Agreement........................................................................................      5
   1.24    Trust Fund.............................................................................................      5
   1.25    Trustee................................................................................................      5
   1.26    Valuation Date.........................................................................................      5
   1.27    Year of Continuous Employment..........................................................................      5

ARTICLE II - ELIGIBILITY, MEMBERSHIP, AND BENEFICIARY DESIGNATION.................................................      6

   2.1     Eligibility............................................................................................      6
   2.2     Suspension of Membership due to Transfer to Non-Covered Employment.....................................      6
   2.3     Beneficiary Designation................................................................................      6

ARTICLE III - COMPANY CONTRIBUTIONS...............................................................................      8

   3.1     Company Contributions..................................................................................      8

   3.2     Return of Contributions...............................................................................    9
   3.3     Vesting of Member's Account and Forfeitures...........................................................    9

ARTICLE IV - INVESTMENT OF CONTRIBUTIONS.........................................................................   10

   4.1     Investment Funds......................................................................................   10
   4.2     Investment Elections..................................................................................   11
   4.3     Change in Investment Options..........................................................................   11
   4.4     Transfer Between Funds................................................................................   11
   4.5     Investment Options....................................................................................   12
   4.6     Voting Rights; Offer to Purchase Stock................................................................   12
   4.7     Limitations...........................................................................................   13

ARTICLE V - VALUATION OF A MEMBER'S ACCOUNT......................................................................   14


ARTICLE VI -DISTRIBUTIONS........................................................................................   15

   6.1     Distributions on Termination of Employment Other than by Reason of a Member's Death...................   15
   6.2     Distribution Upon a Member's Death....................................................................   16
   6.3     Lost Members or Beneficiaries.........................................................................   16
   6.4     Required Distributions................................................................................   17
   6.5     Direct Rollover Distributions.........................................................................   17
   6.6     Distributions on Sales of Businesses..................................................................   18
   6.7     Payments to Minors and Incompetents...................................................................   18

ARTICLE VII - MANAGEMENT OF FUNDS................................................................................   19

   7.1     General Responsibilities..............................................................................   19
   7.2     Funding Agreements....................................................................................   19
   7.3     Investment Managers...................................................................................   19

ARTICLE VIII - ADMINISTRATION OF THE PLAN........................................................................   20

   8.1     The Committee.........................................................................................   20
   8.2     Duties of the Committee...............................................................................   20
   8.3     Meetings..............................................................................................   20
   8.4     Action by Majority....................................................................................   20
   8.5     Compensation..........................................................................................   20
   8.6     Establishment of Rules................................................................................   20
   8.7     Prudent Conduct.......................................................................................   20
   8.8     Indemnification.......................................................................................   21

ARTICLE IX - AMENDMENT AND TERMINATION...........................................................................   22


ARTICLE X - GENERAL PROVISIONS...................................................................................   23

   10.1    Expenses..............................................................................................   23
   10.2    Source of Payment.....................................................................................   23
   10.3    No Right of Employment................................................................................   23
   10.4    Non-Alienation of Benefits............................................................................   23

   10.5    Qualified Domestic Relations Orders...................................................................  23
   10.6    Invalidity of Provisions..............................................................................  24
   10.7    Failure to Initially Qualify Plan.....................................................................  24
   10.8    Adoption of Plan by Subsidiary, Affiliated or Associated Company......................................  24
   10.9    Mergers and Transfers.................................................................................  24
   10.10   Compliance with Securities Laws.......................................................................  24
   10.11   Governing Law.........................................................................................  24
   10.12   Trust-to-Trust Transfers..............................................................................  24
   10.13   Construction..........................................................................................  25
   10.14   Nondiscrimination Testing.............................................................................  25

ARTICLE XI - CONTRIBUTION LIMITATIONS............................................................................  26

   11.1    Annual Addition Limitation............................................................................  26
   11.2    Top-Heavy Provisions..................................................................................  26

                                  ARTICLE I

                                  DEFINITIONS
                                  -----------
     As used herein, unless otherwise defined or required by the context, the following words and phrases shall have the meanings indicated. Some of the words and phrases used in the Plan are not defined in this Article I, but, for convenience, are defined as they are introduced into the text.

     1.1 "Account" means the Member's account into which shall be credited the amounts in the Investment Funds attributable to contributions made by the Company on the Member's behalf pursuant to Section 3.1.

     1.2 "Affiliated Company" means any company which is related to the Company as a member of a controlled group of corporations in accordance with Section 414(b) of the Code, or as a trade or business under common control in accordance with Section 414(c) of the Code, or any other entity to the extent it is required to be treated as an Affiliated Company in accordance with Section 414(o) of the Code and any regulations thereunder, or any organization which is part of an affiliated service group in accordance with Section 414(m) of the Code. For the purposes under the Plan of determining whether or not a person is an employee and the period of employment of such person, each such company shall be considered an Affiliated Company only for such period or periods during which such other company is a member of the controlled group or under common control.

     1.3 "Beneficiary" means such beneficiary as may be designated pursuant to
Section 2.3.

     1.4 "Board of Directors" means the Board of Directors of the Company.

     1.5 "Code" means the Internal Revenue Code of 1986, as amended.

     1.6 "Committee" means the committee appointed in accordance with Section
8.1.

     1.7 "Company" means Armstrong World Industries, Inc., a Pennsylvania corporation, or any successor by merger, purchase or otherwise with respect to its employees.

     1.8 "Company Contributions" mean those contributions made by the Company under Section 3.1.

     1.9 "Continuous Employment" means, subject to all of the provisions set forth herein, service with the Company or one or more Affiliated Companies, including successive service with two or more Affiliated Companies.


     (a) Notwithstanding the foregoing, periods while on an uncompensated leave of absence or an uncompensated layoff shall be disregarded in the determination of an Employee's Continuous Employment.

     (b) Continuous Employment shall be deemed terminated on the earliest of the following events:

          (1)  Death, retirement, resignation, or quit by the Employee;

          (2)  Discharge;

          (3)  Failure to return to work on:

               (i)   Expiration of approved leave of absence;

               (ii)  Recall after layoff;

               (iii) Expiration of reemployment rights protected by law; or

          (4)   Elapse of 12 months following layoff without recall.

     1.10 "Effective Date" means January 1, 1998, or such later date as of which the Plan is made applicable in accordance with Section 10.8.

     1.11 "Employee" means a person in the employ of the Company or an Affiliated Company. The term "Employee" shall exclude any person who is (i) a leased employee, (ii) a member of a bargaining unit, and (iii) a foreign national or citizen of a territorial possession of the United States of America whose employment relationship or contract of employment originates at, and whose services are performed solely for and at, a branch facility of the Company outside the United States. The term "leased employee" shall mean any person (other than an Employee of the Company or an Affiliated Company) who pursuant to an agreement between the Company or Affiliated Company and any other person ("leasing organization") has performed services for the Company or an Affiliated Company on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control by the Company or an Affiliated Company. A leased employee shall not be considered an Employee of the Company or an Affiliated Company if: (i) such individual is covered by a money purchase pension plan providing (1) an employer contribution of 10% of compensation as defined under Section 11.1, (2) immediate participation, and (3) full and immediate vesting; and (ii) leased employees do not constitute more than 20% of the Company's nonhighly compensated workforce.

     1.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended .

     1.13 "Fund" or "Investment Fund" means any of the separate funds in which contributions to the Plan are invested in accordance with Article IV.

     1.14 "Hours of Service" means:

     (a) An Employee shall be credited with Hours of Service during periods for which he is directly or indirectly paid by, or entitled to payment from, the Company or an Affiliated Company for the performance of duties;

     (b) An Employee shall be credited with Hours of Service during periods when no duties are performed:

          (1) Due to vacation, holiday, layoff, or leave of absence, and during which he is paid or entitled to payment by the Company or an Affiliated Company.

          (2) Because of temporary total disability due to sickness, injury, or incapacity, for which he receives or is entitled to receive either disability benefits or Worker's Compensation, directly or indirectly from the Company or an Affiliated Company.

          (3) Due to total or total and permanent disability for which he receives or is entitled to receive benefits under a long-term disability income plan maintained by the Company or an Affiliated Company or under the provisions of Article VI, Section (8) of the Retirement Income Plan for Employees of Armstrong World Industries, Inc.

     (c) An Employee shall be credited with Hours of Service during periods he is absent from the service of the Company or an Affiliated Company due to jury duty or military duty in the Armed Forces of the United States, expiring with the expiration of any reemployment rights protected by law.

     (d) An Employee shall be credited with Hours of Service during periods for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by the Company or an Affiliated Company. Provided, however, that no credit shall be given under this Section 1.14 during the period for which payment is made solely to comply with unemployment compensation laws or for which payment is made solely to reimburse an Employee for medical or medically-related expenses incurred by the Employee or for the period following retirement.

     (e) The Committee shall determine whether an Employee is entitled to credit for an Hour of Service on the basis of records of hours worked and payments made or due. A salaried Employee shall be credited with 45 Hours of Service for each week for which it is determined that he is entitled to credit for at least one such Hour of Service.

     (f) Hours of Service credited under Section (b), (c) or (d) hereof for a period during which an Employee is not performing duties but for which he is paid or entitled to payment, directly or indirectly, by the Company or an Affiliated Company shall be subject to the following rules:

          (1) If payments made for a period of absence are computed with specific reference to units of time, the number of Hours credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated, consistently determined with respect to all Employees within the same job classification.

          (2) If payments made for a period of absence are computed without regard to units of time, the number of Hours of Service credited shall be equal to the amount of the payment made with respect to such period of absence divided by the Employee's most recent hourly rate of pay or its equivalent.

          (3) Hours of Service credited hereunder for an absence shall be credited to the calendar year during which the period of absence occurs; provided, however, that if the period of absence falls within more than one calendar year, the Committee, following uniform rules and governmental regulations, may prorate such Hours between such calendar years. Hours of Service credited by reason of an award or agreement to pay back pay shall be credited to the calendar year to which the award or agreement pertains.

          (4) The Hours of Service credited hereunder for any period of absence shall not exceed the number of working hours regularly scheduled for the performance of duties during such period of absence, as determined in accordance with procedures consistently applied by the Committee with respect to all Employees within any one job classification. No more than 501 Hours of Service shall be credited by reason of an award or agreement to pay back pay. Nothing contained herein shall result in double credit for the same period.

     (g) The number of Hours of Service credited under the Plan for military service or for any other period described in Section (c) hereof during which an Employee is not paid or entitled to payment directly or indirectly from the Company or an Affiliated Company shall be determined on the basis of the number of regularly scheduled hours the Employee was working prior to the absence.

     (h) An Employee who is absent from work due to the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee, the caring for such child for the period immediately following birth or placement, a leave of absence under the Family and Medical Leave Act of 1993, as it may be amended from time to time, and who is not entitled to credit for such absence under any of the other provisions of this Section 1.14 shall be credited with a number of Hours of Service for such absence equal to the number of Hours of Service that would have been credited to the Employee had he been performing duties during the absence or, if the Committee is unable to determine the number of such Hours, eight (8) Hours of Service per day of such absence; provided, however, that in no event shall more than 501 Hours of Service be credited for any single continuous period of absence described in this Section 1.14(h). If in the year in which the absence begins, the Employee has not yet been credited with at least 501 Hours of Service, then the Hours of Service credited by reason of this Section 1.14(h) shall be credited in such year; in any other case, the Hours of Service credited by reason of this Section shall be credited in the year following the year in which the absence begins.

     1.15 "Insurance Company" means the insurance company which issues a contact, and any successor insurance company thereto.

     1.16 "Insurance Contract" means a contract issued by an Insurance Company to fund benefits under the Plan, and any successor contract thereto.

     1.17 "Investing Institution" means a Trustee, or Insurance Company, mutual fund or investment manager which is designated by the Committee, by Trust Agreement or Insurance Contract, to manage the Funds.

     1.18 "Member" means any Employee who becomes a Member of this Plan as provided in Section 2.1.

     1.19 "Named Fiduciary" means the Board of Directors, the Committee, and the Trustee.

     1.20 "Participating Company" means the Company or any other Affiliated Company approved by the Committee.

     1.21 "Plan" means the Bonus Replacement Retirement Plan of Armstrong World Industries, Inc., as described herein.

     1.22 "Plan Year" means the 12-month period beginning on January 1 and ending on the following December 31.

     1.23 "Trust Agreement" means the agreement entered into between the Company and the Trustee to fund benefits under the Plan.

     1.24 "Trust Fund" means the cash and other properties arising from contributions made by the Company in accordance with the provisions of this Plan and held and administered by the Trustee pursuant to the Trust Agreement.

     1.25 "Trustee" means any bank or trust company designated by the Board of Directors under a trust agreement to receive Company Contributions made in accordance with Section 3.1.

     1.26 "Valuation Date" means the date or dates, as applicable, on which the Trust Fund is valued in accordance with Article V.

     1.27 "Year of Continuous Employment" means a calendar year during which an Employee completes not less than 1,000 Hours of Service, regardless of the number of months of such service. For purposes of determining an Employee's vested interest under the Plan, Years of Continuous Employment completed prior to the date an Employee becomes a Member of the Plan shall be taken into account, as shall all service with an Affiliated Company.

                                  ARTICLE II
                                  ----------

             ELIGIBILITY, MEMBERSHIP, AND BENEFICIARY DESIGNATION
             -----------------------------------------------------

     2.1  Eligibility - Each Employee of a Participating Company who, on the
          -----------
first day of the Plan Year, is (1) at a grade level of 1,200 or more on the Company's organizational management system, and (2) eligible to participate in the Company's Management Achievement Plan, shall become a Member on the later of
(A) the Effective Date of the Plan, or (B) the date the Employee first satisfies the criteria for Plan eligibility. An Employee who has transferred from the employment of a foreign subsidiary of the Company to the employment of a Participating Company and who is accruing benefits under a retirement program maintained by such foreign subsidiary shall not become a Member of the Plan until the earliest of the date on which:

     (a)  He becomes a United States citizen;

     (b) He is granted permanent resident alien status under the laws of the United States; or

     (c) He ceases to accrue benefits under such foreign subsidiary retirement program.

     2.2  Suspension of Membership due to Transfer to Non-Covered Employment -
          ------------------------------------------------------------------
 If, in any Plan Year, a Member is not in a category of employment described in
Section 2.1 above as of the last day of such Plan Year, but continues in the employment of the Company or an Affiliated Company, he shall be a suspended Member for the entire such Plan Year subject to the following conditions:

     (a) During the period of his suspension, the Member shall not be entitled to share in any allocations of Company Contributions. If during the period of his suspension his employment terminates or he retires or dies, there shall be a distribution of his Account in accordance with Article VI.

     (b) If and when a suspended Member again becomes employed by the Company at a grade level of 1,200 or above, he shall again be an active Member as of that date and may share in any allocations of Company Contributions (in accordance with the terms of the Plan).

     2.3  Beneficiary Designation - Subject to the rules set forth below with
          -----------------------
respect to married Members, each Member has the right to name a Beneficiary to receive any death benefits payable hereunder. Each Member also has the right, from time to time, to change any designation of Beneficiary. A designation or change of Beneficiary must be in writing on forms supplied by the Committee and any change of Beneficiary will not become effective until such change of Beneficiary is filed with the Committee or its designee whether or not the Member is alive at the time of such filing; provided, however, that any such change will not be effective with respect to any payments made by the Trustee in accordance with the Member's last designation and prior to the time such change was received by the Committee or its designee. In the case of any Member who is married on the date of his death, the Member's spouse as of his date of death shall be his Beneficiary unless such spouse shall have consented to a different Beneficiary on prescribed forms and before either a notary public or an individual designated by the Committee. Such spousal consent must acknowledge the effect of the Beneficiary designation. In the absence of an effective Beneficiary designation or if a named Beneficiary shall have died and no contingent Beneficiary shall have been properly designated, the first of the following classes of successive preference beneficiaries shall be the Beneficiary:

         (a)   the Member's surviving spouse;

         (b)   the Member's surviving children;

         (c)   the estate of the Member.

Any individual who is designated as an alternate payee under a "qualified domestic relations order" (as defined in Code Section 414(p)) relating to a Member's Account under this Plan shall be treated as a Beneficiary hereunder, to the extent provided by such order. The Committee may require and rely upon such proof of death and such evidence of the right of any Beneficiary or other person to receive the undistributed value of a deceased Member's Account as the Committee may deem proper, and its determination of death and of the right of such Beneficiary or other person to receive payment shall be conclusive.

                                  ARTICLE III
                                 ------------

                             COMPANY CONTRIBUTIONS
                             ---------------------

     3.1  Company Contributions - The Company may contribute to the Plan the
          ---------------------
amounts necessary to make the following allocations.

     (a)  Allocations - Company Contributions for a Plan Year shall be allocated
          -----------
to the Accounts of Members who are employed in a category described in Section
2.1 on the last day of such Plan Year in accordance with the following:

          (1) If a Member's employment grade is at least grade 1,200 but not more than grade 1,459 under the Company's organizational management system as of January 1 of the Plan Year, the Company Contributions allocated on behalf of such Member for the Plan Year shall be equal to the lesser of (i) 50% of the actual "gross bonus" (as such term is defined under the Company's Management Achievement Plan) awarded to the Employee under the Company's Management Achievement Plan with respect to services performed by the Member for the Company for the calendar year coinciding with such Plan Year, or (ii) $7,500.

          (2) If a Member's employment grade is at least grade 1,460 but not more than grade 1,929 under the Company's organizational management system as of January 1 of the Plan Year, the Company Contributions allocated on behalf of such Member for the Plan Year shall be equal to the lesser of (i) 50% of the actual "gross bonus" awarded to the Employee under the Company's Management Achievement Plan with respect to services performed by the Member for the Company for the calendar year coinciding with such Plan Year, or (ii) $15,000.

          (3) If a Member's employment grade is at least grade 1,930 under the Company's organizational management system as of January 1 of the Plan Year, the Company Contributions allocated on behalf of such Member for the Plan Year shall be equal to the lesser of (i) 50% of the actual "gross bonus" awarded to the Employee under the Company's Management Achievement Plan with respect to services performed by the Member for the Company for the calendar year coinciding with such Plan Year, or (ii) $20,000.

     (b)  Allocation and Payment to Trust - Company Contributions for a Plan
          -------------------------------
Year shall be allocated to the Members' Accounts as of the last day of the Plan Year for which such contributions are made. Company Contributions for any Plan Year shall be paid to the Investing Institution not later than the date which is prescribed by law for filing the Company's income tax return, including any extension thereof.

     (c)  Additional Company Contributions or Reallocations Permitted to
          --------------------------------------------------------------
Correct Administrative Error - If, with respect to a Plan Year, an
----------------------------
administrative error results in a Member's Account not being properly credited with the amount of Company Contributions, or earnings on such contributions, corrective Company Contributions or Account reallocations may be made in accordance with this subsection. Solely for the purpose of placing any affected Member's Account in the position that it would have been in if no error had been made:

          (1) The Company may make additional contributions to such Member's Account; or

          (2) The Committee may reallocate existing Company Contributions made under Section 3.1 among the Accounts of affected Members.

     3.2  Return of Contributions - All Company Contributions are conditioned
          -----------------------
on their being allowed as a deduction for federal income tax purposes. Notwithstanding any provision of the Plan to the contrary, Company Contributions made to the Plan may be returned to the Company if:

     (a)  the contribution is made by reason of mistake of fact; or

     (b)  the contribution is conditioned on its deductibility under Code
Section 404 and such deductibility is denied;

provided such return of contribution is made within one year of the mistaken payment of the contribution or the disallowance of the deduction, as the case may be. A contribution shall be considered to be made by reason of a mistake of fact if, for example, it is based on incorrect information as to eligibility or compensation of an Employee, a mathematical error or an erroneous belief that such contribution is consistent with the limitations of Section 11.1. So much of the contribution as is attributable to the mistake of fact shall be repaid by the Trustee upon demand by the Company upon presentation of evidence of the mistake of fact and calculation as to the impact of the mistake.

     3.3  Vesting of Member's Account and Forfeitures - A Member shall have a
          -------------------------------------------
vested and nonforfeitable interest in his Account upon (a) his completion of five (5) Years of Continuous Employment, (b) his death, (c) his retirement, (d) the sale of substantially all of the assets of a trade or business, unit or location where the Member is employed, (e) the sale by the Company of its interest in a subsidiary where the Member is employed, or (f) the transfer of the Member to employment with WAVE, a Delaware general partnership. If a Member's Continuous Employment is terminated prior to the time such Member has a nonforfeitable interest in his Account, the amount in such Member's Account shall be forfeited. If a former Member resumes employment with the Company or an Affiliated Company, the amount forfeited shall be restored (without earnings) to his Account.

     Amounts forfeited under this Section shall be used, not later than as of the last day of the Plan Year in which the forfeiture occurs, to reduce future Company Contributions, to defray administrative expenses of the Plan, and to restore Members' Accounts in accordance with the preceding paragraph of this Section.

                                  ARTICLE IV

                          INVESTMENT OF CONTRIBUTIONS
                          ---------------------------

     4.1  Investment Funds - Contributions to the Plan shall be invested by the
          ----------------
Investing Institution in one or more of the following Investment Funds in accordance with Section 4.2:

     (a) "Equity Investment Fund" is one or more diversified equity funds, as may be available from time to time, invested in equity securities or securities convertible into equity securities or in a commingled equity trust for the collective investment of funds of employee benefit plans qualified under Section 401(a) of the Code (or corresponding provisions of any subsequent Federal revenue law at the time in effect), excluding, however, any stocks or other securities of the Investing Institution. This exclusion shall not apply to any investment in a commingled trust or Insurance Company account not proscribed by applicable law. Pending the selection and purchase of suitable investments for this Fund, any part of this Fund may be invested in short-term and medium-term fixed income securities, such as commercial paper, notes of finance companies, and obligations of the U.S. Government and any agency or instrumentality thereof.

     (b) "Fixed Income Investment Fund" is one or more fixed income funds, as may be available from time to time, invested in, but not limited to, guaranteed income contracts, bonds, notes, debentures, asset-backed securities and fixed income derivatives, excluding securities of the Investing Institution. This exclusion shall not apply to any investment in a commingled trust or Insurance Company account not proscribed by applicable law. Pending the selection and purchase of suitable investments for this Fund, any part of this Fund may be invested in short-term and medium-term fixed income securities, such as commercial paper, notes of finance companies, bankers, acceptances, certificates of deposit, and obligations of the U.S. Government and any agency or instrumentality thereof.

     (c) "Money Market Fund" is one or more market funds, as may be available from time to time, invested in short-term obligations of the United States Government, bank certificates of deposit, commercial paper, bankers' acceptances, shares of money market mutual funds and other similar types of short-term investments which may include investment in any commingled trust fund qualified under Section 401(a) of the Code (or corresponding provisions of any subsequent Federal revenue law at the time in effect) and which is invested primarily in similar types of securities.

     (d) "Company Stock Fund" is a fund designed solely to invest in Company common stock or to hold Company common stock contributed to the Plan by the Company. Up to 100% of the assets of the Plan may be invested in the Company Stock Fund.

     (e) "Balanced Fund" is one or more balanced funds, as may be available from time to time, that invest in a mixture of bonds, equities, and short-term instruments, as determined by the Fund manager.

Any such common, collective or commingled trust funds referred to in connection with the Funds referred to in Subsections 4.1(a), 4.1(b), 4.1(c), or 4.1(e) shall satisfy such requirements of ERISA governing the establishment of such funds for the investment of assets of employee benefit plans qualified under
Section 401(a) and exempt under Section 501(a) of the Code whereupon the instrument or instruments establishing such common, collective or commingled trust funds, as amended from time to time, shall constitute a part of this Plan and the Trust Agreement with respect to any assets of the Investment Fund(s) which are at the time invested in such funds. Any portion of an Investment Fund may, pending permanent investment or distribution, be invested in short term securities issued or guaranteed by the United States of America or any agency or instrumentality thereof or any other investments of a short term nature, including corporate obligations or participation's therein or through the medium of any common, collective or commingled trust fund maintained by the Trustee which is invested principally in property of the kind specified in this Section. A portion of an Investment Fund may be maintained in cash.

         4.2   Investment Elections - Company Contributions made on a Member's
               --------------------
behalf under Section 3.1 will be invested in multiples of 1%, in any one or more of the Investment Funds, as elected by the Member in accordance with such uniform rules as the Committee may adopt from time to time. If Company Contributions are made prior to the time that a Member has made an election under this Section 4.2, such Company Contributions shall be invested in the Fixed Income Investment Fund until such investment election is received.

         4.3   Change in Investment Options - A Member may change his investment
               ----------------------------
elections pursuant to Section 4.2 at any time with respect to any subsequent Company Contributions to be allocated on his behalf, by giving notice (including telephonic notice) to the Committee in such manner and within the time limit prescribed by the Committee.

         4.4   Transfer Between Funds -
               ----------------------

         (a) An active or inactive Member may elect to transfer all or any portion of the value of his Account in one of the Investment Funds to any other Investment Fund at the following times (and under such uniform rules as the Committee may adopt from time to time):

               (1) Any election to transfer between and among the Equity Investment Fund, the Fixed Income Investment Fund, the Money Market Fund and the Balanced Fund (and any related funds maintained in the Equity Investment Fund, the Fixed Income Investment Fund, the Money Market Fund and the Balanced Fund) may be made at any time, to be effective as soon as practicable thereafter; and

               (2) Any election to transfer to or from the Company Stock Fund may be made at any time, to be effective as follows: elections initiated by the fifteenth day of the month shall be effective as soon as practicable after the fifteenth day of the month; elections initiated after the fifteenth day of the month and by the last day of the month shall be effective as soon as practicable after the last day of the month. For purposes of the preceding sentence, if the fifteenth or last day of a month falls on a Saturday, Sunday or holiday, the fifteenth or last day of such month shall be deemed to be the last business day preceding the fifteenth or last day, respectively.

         (b)   Notwithstanding the foregoing,

               (1) no direct transfers are permitted from the Fixed Income Investment Fund to the Money Market Fund or the funds maintained in the Balanced Fund that are designated by the Company as having goals and objectives comparable to the Fixed Income Investment Fund (collectively the "Balanced Income Fund"); and

               (2) amounts transferred from the Fixed Income Investment Fund to any other Fund may not thereafter be transferred to the Money Market Fund or any Balanced Income Fund for three (3) months following such transfer.

         (c)   Except as otherwise provided, transfers pursuant to this Section
4.4 may be made by telephoning notice to the Investing Institution, and shall be effective as soon as practicable following the Investing Institution's receipt of the notice.

         4.5   Investment Options - Each Member is solely responsible for the
               ------------------
selection of his investment option. The Investing Institutions, the Committee, the Company or any of the officers or supervisors of the Company are not empowered to advise a Member as to the manner in which his Account shall be invested. The fact that a security is available to Members for investment under the Plan shall not be construed as a recommendation for the purchase of that security, nor shall the designation of any option impose any liability on the Company, its directors, officers or employees, the Investing Institutions, the Committee or any Member of the Plan.

         4.6   Voting Rights; Offer to Purchase Stock -
               --------------------------------------

         (a)   Voting - All Company stock (including fractional shares), the
               ------
value of which is allocated to Members' Accounts, shall be voted by the Trustee of the Trust, in accordance with instructions from the Members. The Company shall provide Members with notices and information statements when voting rights are to be exercised, the content of which must generally be the same as for all holders of interests in Company stock. Fractional shares may be voted by the Trustee on a combined basis, in order to reflect the direction of the Members holding such shares. The Trustee shall tabulate the instructions and shall determine the ratio of votes for and against each proposition. The Trustee shall then vote all stock held by it, including stock for which no instructions have been received, in the ratios determined by the vote of those Members who returned voting instructions.

         (b)   Tender Offer Procedure - In the event any offer is made to
               ----------------------
shareholders of the Company generally by any person corporation or other entity (the "Offeror") to purchase any or all of the Company's outstanding stock including the stock the value of which is then held in Members' Accounts, then and in that event the Trustee shall promptly forward to each Member all materials and written information furnished to the Trustee by the Offeror and/or by the Company in connection therewith, and shall notify each Member in writing of the number of shares of Company stock the value of which is then credited to such Member's Account. Such notice shall also set forth the rights afforded each Member by the following sentence and shall state that, absent timely instructions from such Member to the Trustee, no tender to the Offeror shall be made of any of the shares specified in such written notice. Each Member shall be entitled to instruct the Trustee as to whether all (but not less than all) of the shares of Company stock standing to his credit should be tendered by the Trustee pursuant to such offer.

         (c)   Shares Tendered - The Trustee shall tender only those shares of
               ---------------
Company stock the value of which is held in a Member's Account for which it receives instructions to so tender from such Member and shall not tender any shares as to which such instructions are not so received.

         (d)   Proceeds - In the event that Company stock the value of which is
               --------
held in a Member's Account is tendered, the proceeds received upon the acceptance of such tender by the Offeror shall be credited to such Member's Account. The Trustee shall invest amounts representing the proceeds of tendered Company stock and any earnings thereon, in accordance with instructions from the Committee.

         4.7   Limitations - Provisions of this Article are subject to the
               -----------
limitations of any contract with any Investing Institution.

                                   ARTICLE V

                        VALUATION OF A MEMBER'S ACCOUNT
                        -------------------------------

         "Valuation Date" shall mean any day that the New York Stock Exchange is open for trading or such other date as may be designated by the Committee or its delegate. The Investment Funds described in Section 4.1 shall be valued on each Valuation Date in accordance with rules established by the Committee. Whenever a distribution to a Member is made, the amount paid to the Member shall be based on the value of the Member's Account determined as of the Valuation Date set forth in Article VI.

         Each Member's Account will be credited, as of the Valuation Date on which such amounts are received by the Trustee, with all contributions made on the Member's behalf and debited with the amount of any distribution made to the Member or on the Member's behalf pursuant to Article VI. The Account of each Member will also be adjusted, as of each Valuation Date, for increases reflecting the Member's share of the net investment income and any realized and unrealized capital gains of the Funds and decreases reflecting the Member's share of any realized and unrealized losses, including capital losses, as well as the payment of brokerage fees and transfer taxes applicable to purchases and sales for each Investment Fund and all similar transactions, and any Plan administrative expenses to the extent they are not paid by the Company, of the Investment Funds that occurred since the last Valuation Date. Except to the extent otherwise reflected in the value of mutual fund shares, such Member's share of such income and losses will be that portion of the total net investment income, capital gains and losses of each such Investment Fund which bears the same ratio to such total as the balance of his Member Accounts attributable to each such Investment Fund on the preceding Valuation Date bears to the aggregate of the balances of all Member Accounts attributable to each such Investment Fund as of the preceding Valuation Date.

                                  ARTICLE VI

                                 Distributions
                                 -------------

         6.1   Distributions on Termination of Employment Other than by Reason
               ---------------------------------------------------------------
of a Member's Death -
-------------------

         (a) A Member whose Continuous Employment is terminated prior to the date such Member has a nonforfeitable interest in his Account in accordance with
Section 3.3 shall not be entitled to any benefits under the Plan, and instead shall be deemed to have received a distribution of zero dollars upon his termination of Continuous Employment; provided that if such Member is reemployed by the Company or an Affiliated Company, such Member shall be deemed to have repaid such zero dollar distribution.

         (b) Subject to Section 6.4, if a Member terminates employment for any reason other than death, he may elect (in the manner specified by the Committee) at any time following his termination to receive a single sum cash payment of the nonforfeitable portion of his Account as soon as practicable following the Committee's receipt of the Member's election.

         (c) If a Member is eligible to receive a distribution in accordance with subsection (b), he may request in the manner prescribed by the Committee (including telephonically) to have such distribution paid directly to him or paid as a "direct rollover distribution" (as defined in Code Section 402(c) and the regulations and other guidance issued thereunder).

         (d) The amount of such distribution shall be determined as follows: for any request made by the fifteenth day of the month, the amount of such distribution shall be determined as of the next Valuation Date following the fifteenth day of the month; for any request made after the fifteenth day of the month and by the last day of the month, the amount of such distribution shall be determined as of the next Valuation Date following the last day of the month. For purposes of the preceding sentence, if the fifteenth or last day of a month falls on a Saturday, Sunday or holiday, the fifteenth or last day of such month shall be deemed to be the last business day preceding the fifteenth or last day, respectively.

         (e) Notwithstanding subsection (b), the portion of the Member's Account that is invested in the Company Stock Fund shall be distributed in a single sum in either cash or Company Stock (with cash for fractional shares), as elected by the Member. If the Member fails to elect, prior to the time the time such distribution is to be processed pursuant to the Member's election or pursuant to the requirements of Section 6.4, to receive the portion of his Account invested in the Company Stock Fund in shares of Company Stock, such distribution shall be made in cash.

         (f) The Committee or its designee shall notify each Member, at such time and in such manner as required by Sections 402(f) and 411(a)(11) of the Code and the regulations and other guidance issued thereunder, of his right to make a "direct rollover distribution," in accordance with Section 6.5 below, and his right to receive a distribution of his Account under this Section 6.1. Distribution of a Member's Account under the Plan may occur prior to 30 days after the Committee or its designee provides such notice, provided:

               (1) the Member is informed that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether to make a direct rollover distribution and whether to receive an immediate distribution; and

               (2) the Member, after receiving the notice, requests to receive an immediate distribution in the manner prescribed by the Committee (including telephonically).

         6.2   Distribution Upon a Member's Death -
               ----------------------------------

         (a) In the event a Member dies prior to his receipt of a distribution under Section 6.1, the entire value of his Account shall be paid in a single sum cash payment to the Member's Beneficiary as soon as practicable following receipt of proper payment instructions by the Trustee from the Committee. The amount of such distribution shall be determined in accordance with Section 6.1(d), substituting "for payment instructions received" for the phrase "for any request made" in such section. The Committee shall provide the Trustee payment instructions as soon as practicable after the Member's death or notification of the Member's death, if later. No benefits shall be payable under this Section
6.2 to any Beneficiary if the Member dies after commencing to receive a distribution of his Accounts.

         (b) Notwithstanding the foregoing, if the Member's Beneficiary is the Member's spouse, such Beneficiary may elect to defer receipt of the single sum payment beyond the date on which it normally would become payable, but in no event later than December 31 of the calendar year in which the Member would have attained age 70 1/2.

         (c) In no event may a Beneficiary elect to receive a payment of a Member's Account in any form of payment other than a single sum payment. Further, if a spousal Beneficiary defers distribution of any amounts from the Plan, then prior to the distribution of such Account, the Beneficiary may not obtain any partial distributions. However, such Beneficiary may continue to invest amounts in the Member's Account in accordance with Article IV.

         (d) Notwithstanding subsection (a), the portion of the Member's Account that is invested in the Company Stock Fund shall be distributed in a single sum in either cash or Company Stock (with cash for fractional shares), as elected by the Beneficiary. If the Beneficiary fails to elect to receive the portion of the Member's Account invested in the Company Stock Fund in shares of Company Stock, such distribution shall be made in cash.

         6.3   Lost Members or Beneficiaries - If a Member or Beneficiary cannot
               -----------------------------
be located by reasonable efforts of the Committee within a reasonable period of time after the latest date such benefits are otherwise payable under the Plan, the amount in such Member's Account shall be forfeited and used to reduce future Company Contributions, defray administrative expenses of the Plan, and restore Members' Accounts in accordance with this section; provided, however, that such forfeited amount shall be restored (without earnings) if, at any time, the Member or Beneficiary who was entitled to receive such benefit when it first became payable shall, after furnishing proof of his identity and right to make such claim to the Committee, file a written request for such benefit with the Committee.

         6.4   Required Distributions -
               ----------------------

         (a) Notwithstanding anything to the contrary in this Plan, unless the Member elects otherwise, in writing, payments under the Plan to a Member shall begin not later than the 60th day after the latest of the close of the Plan Year in which:

               (1)  the Member attains age 65;

               (2) occurs the tenth anniversary of the year in which the Member commences participation in the Plan; or

               (3)  the Member terminates employment.

         (b) All payments under this Plan shall be adjusted to meet the requirements of Section 401(a)(9) of the Code and the regulations and other guidance issued thereunder, subject to the provisions of this Section 6.4. In addition, all distributions under the Plan shall comply with the incidental death benefit requirements of Section 401(a)(9)(G) of the Code.

         (c) Payment of benefits to any Member who is not a 5% owner as defined in Code Section 416 shall be paid in the form of a lump sum payment not later than the April 1 following the later of: (i) the calendar year in which such Member attains age 70 1/2, or (ii) the calendar year in which such Member terminates employment. Payment of benefits to any Member who is a 5% owner as defined in Code section 416 shall be paid in the form of a lump sum payment not later than the April 1 following the calendar year in which such Member attains age 70 1/2.

         6.5   Direct Rollover Distributions - At the request of a Member, a
               -----------------------------
surviving spouse of a Member, or a spouse or former spouse of a Member that is an alternate payee under a qualified domestic relations order under Section 10.5 (referred to as the "distributee") and upon receipt of the direction of the Committee or its designee, the Trustee shall effectuate a direct rollover distribution of the amount requested by the distributee, in accordance with Code
Section 401(a)(31), to an eligible retirement plan (as defined in Code Section 402(c)(8)(B)). Such amount may constitute all or any whole percent of any distribution from the Plan otherwise to be made to the distributee, provided that such distribution constitutes an "eligible rollover distribution" as defined in Code Section 402(c) Code and the regulations and other guidance issued thereunder. All direct rollover distributions shall be made in accordance with the following subsections (a) through (d):

         (a) A direct rollover distribution may only be made to one eligible retirement plan; a distributee may not elect to have a direct rollover distribution apportioned between or among more than one eligible retirement plan.

         (b) Direct rollover distributions shall be made in cash to the Trustee of the eligible retirement plan, in accordance with procedures established by the Committee, plus shares of common stock otherwise distributable under the Plan to the distributee, which shares shall be registered in a manner necessary to effectuate a direct rollover under Code
Section 401(a)(31), provided, however, that the distributee may request that such direct rollover distribution be made entirely in cash in the manner described above.

         (c) No direct rollover distribution shall be made unless the distributee furnishes the Committee with such information as the Committee shall require and deems to be sufficient.

         (d) Direct rollover distributions shall be treated as all other distributions under the Plan and shall not be treated as a direct trustee-to-trustee transfer of assets and liabilities.

         6.6   Distributions on Sales of Businesses - For the sole purpose of
               ------------------------------------
determining a Member's entitlement to a distribution under this Plan, no distribution shall be permitted upon the sale or other business disposition by the Company of a trade or business or the sale by the Company of its interest in a subsidiary, with respect to a Member who is employed by such trade or business or subsidiary immediately prior to such sale or disposition and who continues in the employ of (i) the employer that acquires the assets of such trade or business or acquires the interest of such subsidiary or (ii) any other entity related to such employer.

         6.7   Payments to Minors and Incompetents - If a Member or Beneficiary
               -----------------------------------
entitled to receive any benefits hereunder is a minor or is deemed by the Committee or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, they will be paid to such persons as the Committee might designate or to the duly appointed guardian. Any such payment shall be a complete discharge of the liability of the Plan and the Trust therefor.

                                  ARTICLE VII

                              Management of Funds
                              -------------------

         7.1   General Responsibilities - All the funds of the Plan shall be
               ------------------------
held by a Trustee or Trustees appointed from time to time by the Board of Directors, in one or more trusts under a trust instrument or instruments approved or authorized by the Board of Directors for use in providing the benefits of the Plan; provided that no part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and their Beneficiaries.

         7.2   Funding Agreements -
               ------------------

         (a) All the funds of the Plan shall be held by one or more Investing Institutions appointed from time to time by the Company under a Trust Agreement or an Insurance Contract adopted, or as amended, by the Company for the administration of the funds of the Plan. The Company shall have no liability for the investment of the funds paid over to the Investing Institution.

         (b) The Company retains the right to act on behalf of all persons having an interest in any Trust Fund or under any Insurance Contract, and to enter into additional Trust Agreements or Insurance Contracts.

         7.3   Investment Managers - The Committee may appoint one or more
               -------------------
Investment Managers to manage the investment of all or any part of one or more of the Investment Funds. Every Investment Manager so appointed must meet the requirements of ERISA Section 3(38). An Investment Manager shall acknowledge in writing its appointment as a fiduciary of the Plan, and shall serve until a proper resignation is received by the Committee, or until it is removed and/or replaced by the Committee. The Committee and the Trustee shall be under no duty to question any direction or lack of direction of any Investment Manager, but shall act, and shall be fully protected in acting, in accordance with each such direction. An Investment Manager shall have sole investment responsibility for that portion of the Funds which it is appointed to manage, and no other Plan fiduciary shall have any responsibility for the investment of any asset of the Fund, the management of which has been delegated to an Investment Manager, or liability for any loss or diminution in value of the Fund resulting from any action directed, taken or omitted by an Investment Manager.

                                 ARTICLE VIII

                          Administration of the Plan
                          --------------------------

         8.1   The Committee - The administration of this Plan, the exclusive
               -------------
power to interpret and construe it and the responsibility for carrying out its provisions, shall be vested in the Committee, which shall consist of the same persons as constitute the Retirement Committee of the Retirement Income Plan for Employees of Armstrong World Industries, Inc. The Chairman and Secretary of the Retirement Income Plan's Committee shall be the Chairman and Secretary of this Committee. In the event no members of the Committee are in office, the Company shall be deemed the Committee.

         8.2   Duties of the Committee - The members of the Committee may
               -----------------------
appoint from their number such subcommittees with such powers as they shall determine; may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf; may retain counsel, employ agents and provide for such clerical, accounting and consulting services as they may require in carrying out the provisions of the Plan; and may allocate among themselves or delegate to other persons all or such portion of their duties hereunder, other than those granted to any Investment Manager pursuant to
Section 7.3 or the Trust agreement adopted for use in implementing the Plan, as they, in their sole discretion shall decide.

         8.3   Meetings - The Committee shall hold meetings upon such notice, at
               --------
such place or places, and at such time or times at it may from time to time determine.

         8.4   Action by Majority - Any act which the Plan authorizes or
               ------------------
requires the Committee to do may be done by a majority of its members. The action of such majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

         8.5   Compensation - No member of the Committee shall receive any
               ------------
compensation from the Plan for his services as such. However, all expenses of the Committee shall be paid by the Company.

         8.6   Establishment of Rules - Subject to the provisions of any
               ----------------------
Insurance Contract and the limitations of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business. The Committee shall have the full and exclusive discretionary authority to interpret the Plan, to determine all benefits and to resolve all questions arising from the administration, interpretation, and application of Plan provisions, either by general rules or by particular decisions, including determinations as to whether a claimant is eligible for benefits, the amount, form and timing of benefits, and any other matter (including any question of fact) raised by a claimant or identified by the Committee. All decisions of the Committee shall be conclusive and binding upon all affected persons.

         8.7   Prudent Conduct - The members of the Committee shall use that
               ---------------
degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct of a similar situation. A member of the Committee shall not be liable for the breach of fiduciary responsibility of another fiduciary unless (a) he participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach; or (b) by his failure to discharge his duties solely in the interest of the Members and Beneficiaries for the exclusive purpose of providing their benefits and defraying reasonable expenses of administering the Plan not met by the Company, he has enabled such other fiduciary to commit a breach; or (c) he has knowledge of a breach by such other fiduciary and does not make reasonable efforts to remedy the breach; or (d) the Committee improperly allocates responsibilities among themselves or improperly delegates responsibilities to others, or fails to properly review any allocation or delegation of fiduciary responsibilities.

         8.8   Indemnification - The Company will indemnify and save harmless
               ---------------
the members of the Committee and any person to whom fiduciary responsibilities are delegated under this Plan against any cost or expense (including attorney's fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act, except in the case of willful misconduct.

                                  ARTICLE IX

                           Amendment and Termination
                           -------------------------

         This Plan may be terminated, modified, altered or amended by the Retirement Committee by resolution at any time, provided that no such termination, modification, alteration or amendment shall cause or permit the Trust Fund to be used for, or diverted to, any purposes other than for the exclusive benefit of the employees of the Company included in this Plan. In no case shall any amendment of this Plan cause the reduction or elimination of any Member's accrued benefit (including optional forms of benefit and the manner and timing thereof) in violation of Code Section 411(d)(6) or ERISA Section 204(g). Notwithstanding the foregoing, any modification or amendment of the Plan may be made, retroactively if necessary, which the Retirement Committee or its delegate deems necessary or proper to bring the Plan into conformity with any law or governmental regulation relating to plans or trusts of this character, including the qualification of any trust or other fund created under the Plan as exempt from income taxes under the Code. Further, notwithstanding the foregoing, in the event of the complete or partial termination of the Plan (which partial termination shall occur only in the event of a reduction of a substantial number or percentage of participants due to employer-initiated actions, as determined in accordance with applicable law), or the complete discontinuance of contributions thereto, the Account balances of all affected Members shall become fully vested. The Account balance of each affected Member shall continue to be held in trust until the Member is entitled to a distribution under Article VI.

                                   ARTICLE X

                              General Provisions
                              ------------------

         10.1  Expenses - All costs and expenses in administering the Plan and
               --------
managing the Trust Fund shall be paid from the Trust Fund and charged within the Trust Fund to the appropriate Investment Funds to which such costs and expenses are attributable to the extent such expenses are not paid by the Company. Notwithstanding the foregoing, brokerage fees, commissions, stock transfer taxes and other charges and expenses in connection with the purchase and sale of securities shall be paid from the Trust Fund and charged within the Trust Fund to the Investment Fund to which such charges and expenses are attributable.

         10.2  Source of Payment - Benefits under the Plan shall be payable only
               -----------------
out of the Trust Fund and the Company shall not have any legal obligation or liability to make any direct payment of benefits under the Plan. Neither the Company nor the Trustee guarantees the Trust Fund against any loss or depreciation, or guarantees the payment of any benefit hereunder. No persons shall have any rights under the Plan with respect to the Trust Fund, or against the Trustee or the Company, except as specifically provided for herein.

         10.3  No Right of Employment - Nothing contained in the Plan shall be
               ----------------------
deemed to give any employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge or to retire any employee at any time.

         10.4  Non-Alienation of Benefits - Except as specifically provided in
               --------------------------
the Plan, no benefit payable at any time under this Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge, attach or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. Neither any benefit, nor the Trust Fund shall, in any manner, be liable for or subject to the debts or liability of any employee included in this Plan or any beneficiary. If any employee included in this Plan or any Beneficiary shall attempt to or shall alienate, sell, transfer, assign, pledge, attach or otherwise encumber his rights or benefits under this Plan or any part thereof, or if by reason of bankruptcy or otherwise the rights or benefits of any employee included in this Plan or of any beneficiary would devolve upon anyone else or would not be enjoyed by him, then the Committee, in its discretion and to the extent permitted by law, may terminate his interest in any such right or benefit and direct the Trustee to hold or apply it for his use or account or for the use or account of his spouse, children, or other dependents or any of them in such manner as the Committee may deem proper.

         10.5  Qualified Domestic Relations Orders - Notwithstanding any
               -----------------------------------
provision in the Plan to the contrary, the Committee shall take such steps as are necessary under the Plan to comply with the terms of any applicable "qualified domestic relations order" (as defined by Code Section 414(p) and ERISA Section 206(d)). The Account of any Member subject to such an order shall be adjusted to reflect any payments made pursuant to such order. Payments may be made from this Plan pursuant to such an order at any time prior to earliest retirement age, as defined in the Code and ERISA. The Committee shall adopt such procedures as it deems necessary and appropriate to carry out the provisions of this Section.

         10.6  Invalidity of Provisions - If any provision of this Plan is held
               ------------------------
invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included.

         10.7  Failure to Initially Qualify Plan - In no event shall any part of
               ---------------------------------
the corpus or the income of the Plan be used for, or diverted to, any purpose other than the exclusive benefit of Members, former Members and their Beneficiaries hereunder. Notwithstanding the foregoing, in the event that the Internal Revenue Service initially determines that the Plan does not qualify under Code Section 401(a), all Company Contributions made prior to such initial determination as to the qualification of the Plan may be returned to the Company within one year of the denial of qualification.

         10.8  Adoption of Plan by Subsidiary, Affiliated or Associated Company
               ----------------------------------------------------------------
- The Company may, by resolution of the Board of Directors, exclude from participation in this Plan any or all of the Employees of the Company or an Affiliated Company. Any subsidiary company of the Company may, by action of its board of directors with the approval of the Board of Directors of the Company, adopt this Plan with respect to its Employees. The Company may, by resolution of the Board of Directors, or by action of the appropriate officers of the Company, make this Plan applicable to any Employees of the Company or an Affiliated Company. With respect to any such Employees to which this Plan is made applicable, Effective Date refers to the date as of which the Plan is made applicable to such Employees. The Committee shall adopt such procedures as it deems necessary and appropriate to carry out the provisions of this Section.

         10.9  Mergers and Transfers - No merger or consolidation with, or
               ---------------------
transfer of assets or liabilities to, any profit sharing or retirement plan, shall be made unless the benefit each Member in this Plan would receive if the Plan were terminated immediately after such merger or consolidation, or transfer of assets and liabilities, would be at least as great as the benefit he would have received had the Plan terminated immediately before such merger, consolidation or transfer.

         10.10 Compliance with Securities Laws - Any other provisions in this
               -------------------------------
Plan to the contrary notwithstanding, purchase or distribution of Company common stock shall be subject to compliance with any applicable federal or state securities laws or rules and regulations thereunder.

         10.11 Governing Law - To the extent such laws are not preempted by
               -------------
ERISA, the provisions of the Plan shall be interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

         10.12 Trust-to-Trust Transfers - In the event of a transfer from a
               ------------------------
qualified plan (other than a plan subject to the requirements of Section 417 of the Code), and at the discretion of the Committee, and pursuant to procedures issued by the Committee, the individuals who were participants in such other plan may be given the opportunity to elect to have their entire interests in such plan transferred directly on a trust-to-trust basis into this Plan. Any such transferred amounts shall be allocated to Accounts of Members as determined by the Committee.

         10.13 Construction - The masculine pronoun includes the feminine and
               ------------
the singular includes the plural.

         10.14 Nondiscrimination Testing - For purposes of satisfying the
               -------------------------
nondiscrimination requirements under Code Section 401(a)(4), the term "highly compensated employee" shall mean an Employee of the Company or an Affiliated Company who:

               (a) was a 5% owner, as defined in Section 416(i)(1) of the Code, at any time during the Plan Year or the preceding Plan Year; or

               (b) for the preceding Plan Year performed services for the Company or an Affiliated Company and received compensation (within the meaning of Treasury Regulation section 1.415-2(d)(11)(i)) in excess of $80,000 (adjusted at the same time and in the same manner as under Section 415(d) of the Code).

         Notwithstanding the foregoing, the Committee may make a "top-paid group" election under the regulations or other guidance issued pursuant to
Section 414(q) of the Code with respect to any preceding year. If such election is made, the foregoing provisions of subsection (b) shall be applied in accordance with such election. The "top-paid group" shall include all Employees who are in the top 20% of all Employees on the basis of compensation. For purposes of determining the number of employees in the "top-paid group," the following Employees shall be excluded: (i) Employees who have not completed six
(6) months of service; (ii) Employees who normally work less than 17 1/2 hours per week; (iii) Employees who normally work not more than six (6) months during any calendar year; (iv) Employees who have not attained age 21; and (v) Employees who are nonresident aliens receiving no United States source income within the meaning of Sections 861(a)(3) and 911(d)(2) of the Code.

                                  ARTICLE XI

                           Contribution Limitations
                           ------------------------

         11.1  Annual Addition Limitation -
               --------------------------

         (a) Notwithstanding any provision of the Plan to the contrary, in no event shall the Annual Addition (as hereinafter defined) with respect to any Member in any calendar year (which shall be the "Limitation Year") exceed the lesser of (1) 25% of the Member's compensation (within the meaning of Treasury Regulation section 1.415-2(d)(11)(i)) or (2) the dollar limit in effect for such calendar year in accordance with Code Section 415(c)(1)(A).

         (b) For purposes of this Section 11.1, the term "Annual Addition" with respect to any Member means the Company Contributions made pursuant to
Section 3.1 allocated to the Member's Account and amounts described in Code Sections 415(l)(1) and 419A(d)(2).

         (c) If a Member is also participating in another tax-qualified defined contribution plan maintained by the Company or an Affiliated Company (as modified by application of Code Section 415(h)), the otherwise applicable limitation on Annual Additions under this Plan shall be reduced by the amount of annual additions (within the meaning of Code Section 415(c)(2)) under any such other defined contribution plan.

         (d) For Plan Years beginning prior to January 1, 2000, if a Member in this Plan is a Member in any tax-qualified defined benefit plan maintained by the Company or any Affiliated Company (as modified by application of Code
Section 415(h)), the overall limitation of Code Section 415(e) shall be complied with by limiting the amount of contributions that may be made on behalf of a Member under this Plan.

         (e) Excess Company Contributions, as determined under subsections (a) through (d) above, shall be used to reduce future Company Contributions on behalf of the Member for the next succeeding Limitation Year and succeeding Limitation Years as necessary. If the Member is not covered by the Plan as of the end of such succeeding year, but an excess amount still exists, such excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future contributions on behalf of the other Members entitled to an allocation, in that Limitation Year, and succeeding Limitation Years, if necessary.

         11.2  Top-Heavy Provisions -
               --------------------

         (a)   Special Top-Heavy Definitions - For purposes of this Section
               -----------------------------
11.2, the following terms shall have the following meanings:

               (1) "Determination Date" means, with respect to any Plan Year, the last Valuation Date of the preceding Plan Year.

               (2) "Key Employee" means a Member or former member who is a "key employee" as defined in Code Section 416(i).

               (3) "Permissive Aggregation Group" means, with respect to a given Plan Year, this Plan and all other plans of the Company and its Affiliated Companies (other than those included in the Required Aggregation Group) which, when aggregated with the plans in the Required Aggregation Group, continue to meet the requirement of Code Sections 401(a)(4) and 410.

               (4) "Present Value of Accounts" means, as of a given Determination Date, the sum of the Members' Accounts under the Plan as of such Valuation Date. The determination of the Present Value of Accounts shall take into consideration distributions made to or on behalf of the Member in the Plan Year ending on the Determination Date and the four preceding Plan Years, but shall not take into consideration the Accounts of any Member who has not performed any services for the Company during the five year period ending on the Determination Date.

               (5) "Required Aggregation Group" means with respect to a given Plan Year, (i) this Plan, (ii) each other plan of the Company and its Affiliated Companies in which a Key Employee is a participant (regardless of whether the plan has terminated within the last five (5) Plan Years), and (iii) each other plan of the Company and its Affiliated Companies which enables a plan described in (i) or (ii) to meet the requirements of Code Sections 401(a)(4) or 410.

               (6)  "Top-Heavy" means, with respect to the Plan for a Plan Year:

                    (i) that the Present Value of Accounts of Key Employees exceeds 60% of the Present Value of Accounts of all Members; or

                    (ii) the Plan is part of a Required Aggregation Group and such Required Aggregation Group is a Top-Heavy Group, unless the Plan or such Top-Heavy Group is itself part of a Permissive Aggregation Group which is not a Top-Heavy Group.

               (7) "Top-Heavy Group" means, with respect to a given Plan Year, a group of Plans of the Company which, in the aggregate, meet the requirements of the definition contained in Code Section 416(g)(2)(B). Solely for the purpose of determining if the Plan, or any other Plan included in a required aggregation group of which this Plan is a part, is top-heavy (within the meaning of Code
Section 416(g)) the accrued benefit of an Employee other than a key employee (within the meaning of Code Section 416(i)(1)) shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all Plans maintained by the Company, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).

         (b)   Special Top-Heavy Rules - Notwithstanding any other provision of
               -----------------------
the Plan to the contrary, the following provisions of this Section 11.2 shall automatically become operative and shall supersede any conflicting provisions of the Plan if, in any Plan Year, the Plan is Top-Heavy.

               (1) The minimum Company Contribution during the Plan Year on behalf of a

Member who is not a Key Employee shall be equal to the lesser of (i) 3% of such Member's compensation (within the meaning of Section 415 of the Code); or (ii) the percentage of compensation at which Company Contributions are made (or required to be made) under the Plan on behalf of the Key Employee for whom such percentage is the highest.

               (2) In order to comply with the requirements of Code Section 416(h), in the case of a Member who is or has also participated in a defined benefit plan of the Company (or any Affiliated Company that is required to be aggregated with the Company in accordance with Section 415(h) of the Code) in any Plan Year in which the Plan is Top-Heavy, there shall be imposed under such defined benefit plan the following limitation in addition to any limitation which may be imposed as described in Section 11.1. In any such year, for purposes of satisfying the aggregate limit on contributions and benefits imposed by Section 415(e) of the Code, contributions to this Plan shall, except as hereinafter described, be reduced so as to comply with a limit determined in accordance with Section 415(e) of the Code, but with the number "1.0" substituted for the number "1.25" in the "defined benefit plan fraction" (as defined in Section 415(e)(2) of the Code) and in the "defined contribution plan fraction" (as defined in Section 415(e)(3) of the Code). Notwithstanding the foregoing, if the application of the additional limitation set forth in this Subsection 11.2(b) would result in the reduction of accrued benefits of any Member under the defined benefit plan, such additional limitation shall not become operative, so long as (i) no additional Company Contributions, forfeitures or voluntary nondeductible contributions are allocated to such Member's accounts under any defined contribution plan maintained by the Company including this Plan and (ii) no additional benefits accrue to such Member under any defined benefit plan maintained by the Company. Accordingly, in any Plan Year that the Plan is Top-Heavy, no additional benefits shall accrue under the defined benefit plan on behalf of any Member whose overall benefits under the defined benefit plan otherwise would be reduced in accordance with the limitation described in this subsection (b)(2).

               (3) A Member who is not a Key Employee and whose employment is terminated prior to the completion of two (2) or more Years of Continuous Employment shall not be entitled to any portion of his Account under the Plan. A Member who is not a Key Employee and whose employment is terminated after the completion of two (2) or more Years of Continuous Employment shall be entitled to receive the vested portion of his Account, determined in accordance with the following schedule:

                               Years of
                         Continuous Employment     Vested Percentage
                         ---------------------     -----------------
                                   2                       20%
                                   3                       40%
                                   4                       60%
                                   5 or more              100%

The vesting schedule under this subsection (b)(3) shall apply to the portion of the Account of a Member who is a non-Key Employee that represents contributions made by the Company on the Member's behalf before or while the Plan is a Top-Heavy Plan. In the event the Plan previously was a Top-Heavy Plan but subsequently is not a Top-Heavy Plan, the vesting schedule under this subsection (b)(3) shall be changed to the vesting schedule provided in Section 3.3 of the Plan; provided, however, that any non-Key Employee who has completed at least three (3) or more Years of Continuous Employment and who had at least one Hour of Service while the Plan was a Top-Heavy Plan, shall be entitled to elect, within a reasonable period, which of the above two vesting schedules is applicable to his Account.

               (4) In the event that Congress should provide by statute, or the Treasury Department should provide by regulation or ruling, that the limitations provided in this Section 11.2 are no longer necessary for the Plan to meet the requirements of Section 401 or other applicable law then in effect, such limitations shall become void and shall no longer apply, without the necessity of further amendment to the Plan.